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                                                                   EXHIBIT 10.31





                                 FIFTH AMENDMENT

                                       TO

                              AMENDED AND RESTATED
                                 LOAN AGREEMENT

                                     AMONG

                             LEASECOMM CORPORATION,
                                  AS BORROWER,

                            THE LENDERS NAMED HEREIN

                                      AND

                   FLEET BANK, NATIONAL ASSOCIATION, AS AGENT


                                JANUARY 27, 1999

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                     FIFTH AMENDMENT TO AMENDED AND RESTATED
                                 LOAN AGREEMENT

                  FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") made as of the 27th day of January, 1999 by and among LEASECOMM CORPORATION, a Massachusetts corporation (the "Borrower"), FLEET BANK, N.A., a national banking association, in its individual corporate capacity, and FIRST UNION NATIONAL BANK (as successor to CORESTATES BANK, N.A.), a national banking association, (individually, a "Lender" and, collectively, the "Lenders"), and FLEET BANK, N.A., as agent for the Lenders (the "Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the Lenders and the Agent are parties to a Loan Agreement dated as of July 29, 1993, as amended and restated as of July 28, 1995, as further amended by the First Amendment to Amended and Restated Loan Agreement made as of October 30, 1995, the Second Amendment to Amended and Restated Loan Agreement made as of August 6, 1996, the Third Amendment to Loan Agreement and Consent made as of the August 11, 1998, and the Fourth Amendment to Amended and Restated Loan Agreement made as of July 31, 1998 (the "Loan Agreement") pursuant to which, INTER ALIA, the Lenders agreed to make available to the Borrower a revolving credit and term loan facility;

                  WHEREAS, PNC Bank, National Association, State Street Bank and Trust Company and Sanwa Business Credit Corporation have determined to withdraw as Lenders under the Loan Agreement;

                  WHEREAS, the Borrower has requested that the Loan Agreement be amended as hereinafter set forth;

                  WHEREAS, the Lenders are willing to amend the Loan Agreement on the terms and conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:


1.       AMENDMENTS.  The Loan Agreement is hereby amended as follows:

         (a) the definition of "BANK OF BOSTON FACILITY" set forth in Section
         1.1 of the Loan Agreement is hereby amended by adding to the end thereof before the "." the words ", as such facility shall be amended from time to time."

         (b) The definition of "BORROWING BASE" set forth in Section 1.1 of the Loan Agreement is hereby amended by (i) deleting "50%" from part (iii) of the first sentence thereof and substituting in lieu thereof "75%"
         (ii) inserting the words "or (iii) with respect to Eligible Lease Receivables relating to Federal Funds Rate Loans, the Borrowing Rate applicable to each such Federal Funds Rate Loan as of such date" in the second sentence thereof before the words "and (b) determination" and
         (iii) inserting at the end of the first sentence thereof the words "(iv) in the case of Eligible Installment Finance Contracts, an amount equal to 75% of receivables then due and unpaid with respect to each Eligible Installment Finance Contract"


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         (c) The definition of "COMMITMENT" set forth in Section 1.1 of the Loan
         Agreement is hereby amended by deleting the names of the Lenders and the amounts set forth opposite the Lenders' names at the end of such definition and replacing such names and amounts with the following:

                 "Fleet Bank, N.A.                          $30,000,000

                  First Union National Bank                 $25,000,000"

         (d) The definition "COMMITMENT TERMINATION DATE" set forth in Section
         1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  "COMMITMENT TERMINATION DATE" - July 31, 2000, unless extended pursuant to Section 2.14 hereof."

         (e) The definition "EQUIPMENT" set forth in Section 1.1 of the Loan Agreement is hereby amended by (i) inserting the words "microticket equipment leased to commercial end-users, restaurant equipment, other equipment costing less than $15,000" after the words "office equipment."

         (f) The definition "INTEREST PERIOD" set forth in Section 1.1 of the Loan Agreement is hereby amended by inserting the words "or Eligible Installment Finance Contracts" after the words ""Eligible Rental Contracts"

         (g) The definition "LEASE" set forth in Section 1.1 of the Loan Agreement is hereby amended by inserting the words "or installment sales contract" after the words "any lease agreement"

         (h) The following definitions shall be added to Section 1.1 of the Loan Agreement in their correct alphabetical position:

                  'CONTRACTOR' - a Person who is engaged in the business of selling and providing service related contracts.

                  'ELIGIBLE INSTALLMENT FINANCE CONTRACT' - an Installment Finance Contract:

                  (a)      Which is in full force and effect;

                  (b)      Which is assignable by the Contractor thereunder;

                  (c) Which provides that the customer's obligations thereunder are absolute and unconditional, and not subject to defense, deduction, set-off or claim and as to which no defenses, set-offs, claims or counterclaims exist or have been asserted;

                  (d) Which is not subject to any Lien other than that in favor of the Agent on behalf of the Lenders and in which the Agent has a duly perfected first priority security interest under the UCC; and

                  (e) Under which no payment is more than 90 days past due.

                  `INSTALLMENT FINANCE CONTRACT' - an agreement between a Contractor and a customer providing for the sales and/or the performance of services by the Contractor and the payment by the customer for such services over time.


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                  `FEDERAL FUNDS RATE' - for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on seven-day Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent.

                  `FEDERAL FUNDS RATE LOAN' - a Loan the interest on which is determined on the basis of the Federal Funds Rate.

         (i) The second sentence of Section 2.1(a) of the Loan Agreement is hereby amended by (i)deleting the phrase "parts (i) through (iv)" and inserting in lieu thereof the phrase "parts (i) through (vi)" and (ii) inserting new sub-parts (v) and (vi) after sub-part (iv) as follows:

                  "or (v) in the case of Loans based upon Eligible Rental Contracts, the aggregate outstanding principal amount of all such Loans exceed 20% of the Commitment;"

         (j) Section 2.1(b) of the Loan Agreement is hereby amended by adding the words ", Federal Funds Rate Loans" after the words "Prime Rate Loans" and before the words "and Libor Loans" in each of the first and third sentences thereof.

         (k) Clause (x) of Section 2.1(c) of the Loan Agreement is hereby amended by inserting the words "or Eligible Installment Finance Contracts" after the words "Eligible Leases" both times such phrase appears.

         (l) Clause (x) of part(ii) of Section 2.1(d) of the Loan Agreement is hereby amended by inserting the words "or Eligible Installment Finance Contracts" after the words "Eligible Leases"

         (m) Section 2.2 of the Loan Agreement is hereby amended by inserting the words "or a Federal Funds Rate Loan" after the words "conversion of a Prime Rate Loan" in the first sentence thereof and after the words "borrowing of a Prime Rate Loan" in the second sentence thereof.

         (n) Section 2.3(a) of the Loan Agreement is hereby amended by renumbering sub-parts "(vi)" and "(vii)" to be "(vii)" and "(viii)", respectively, and adding a new sub-part (vi) as follows:

                  "(vi) a statement that such Eligible Installment Finance Contracts, subject to the acceptance by the Agent of the applicable obligor thereunder, satisfy the conditions to qualify as Eligible Installment Finance Contracts,"

         (o) Section 2.3(b)(iii) of the Loan Agreement is hereby amended by (i) deleting "50%" and substituting in lieu thereof "75%" and (ii) adding a new subsection (v) thereof following sub-section (iv) thereof, which shall read in its entirety as follows:

                  "(v) With respect to Loans based upon Eligible Installment Finance Contracts, the amount of each such Loan shall be an amount equal to 75% of the receivables then due and unpaid on such Eligible Installment Finance Contracts, discounted to present value (which calculation shall not take into account payments due and payable under such Eligible Installment Finance Contracts beyond 60 months after the commencement date


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                  of such Eligible Installment Finance Contracts) by a
                  percentage equal to the Borrowing Rate applicable to such Loan as of the applicable Borrowing Date."

         (p) Section 2.5(a) of the Loan Agreement is hereby amended by deleting ".25% per annum" and substituting in lieu thereof ".275% per annum."

         (q) Section 2.5(b) of the Loan Agreement is hereby amended to read in its entirety as follows:

                  "(b) The Borrower shall pay to the Agent $70,000 per year, which fee shall be payable quarterly in advance on January ___, 1999 and on the First Business Day of each April, July, October and January thereafter, for so long as the Loan Agreement is in effect."

         (r) Section 2.6(a) of the Loan Agreement is hereby amended by (i) inserting at the beginning thereof before the words "The aggregate" the subheading "(i)", (ii) inserting after the words "Eligible Equipment" the words "and Eligible Installment Finance Sales Contracts" in subpart
         (i) thereof, and (iii) adding three new subparts (ii), (iii) and (iv) as follows:

                  "(ii) If the percentage of the Borrowing Base attributable to Eligible Lease Receivables, Net Book Value and receivables due and unpaid on Eligible Installment Finance Contracts of any single obligor that is an end user under an Eligible Lease or Eligible Rental Contract or direct obligor under an Eligible Installment Finance Contract exceeds an amount equal to 5% of the Borrowing Base as of the date of any Borrowing Base Report, the Borrower shall immediately, but in any event not later than the next due date for the Borrowing Base Report required to be delivered to the Agent pursuant to Section 5.10 hereof, cause the Borrowing Base to be increased by granting to the Agent, as agent for the Lenders pursuant to the Security Agreement, a Lien pursuant to and as contemplated by
                  Section 2.22 hereof and the Security Documents on additional Eligible Leases and Eligible Rental Contracts and Eligible Equipment and Eligible Installment Finance Contracts or other security acceptable to the Lenders, in their sole discretion, such that, after giving effect to the grant of such Lien, such percentage no longer exceeds an amount equal to 5% of the Borrowing Base.

                  (iii) If the percentage of the Borrowing Base attributable to Eligible Lease Receivables and Net Book Value for which the Eligible Equipment is microticket equipment leased to consumer end-users exceeds 20% of the Borrowing Base as of the date of any Borrowing Base Report, the Borrower shall immediately, but in any event not later than the next due date for the Borrowing Base Report required to be delivered to the Agent pursuant to Section 5.10 hereof, cause the Borrowing Base to be increased by granting to the Agent, as agent for the Lenders pursuant to the Security Agreement, a Lien pursuant to and as contemplated by Section 2.22 hereof and the Security Documents on additional Eligible Leases and Eligible Rental Contracts and Eligible Equipment and Eligible Installment Finance Contracts or other security acceptable to the Lenders, in their sole discretion, such that, after giving effect to the grant of such Lien, such percentage no longer exceeds an amount equal to 20% of the Borrowing Base.

                  (iv) If the percentage of the Borrowing Base attributable to Eligible Lease Receivables and Net Book Value regarding Eligible Equipment located in a single state exceeds 20% of the Borrowing Base as of the date of any Borrowing Base


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                  Report, the Borrower shall immediately, but in any event not later than the next due date for the Borrowing Base Report required to be delivered to the Agent pursuant to Section 5.10 hereof, cause the Borrowing Base to be increased by granting the Agent, as agent for the Lenders pursuant to the Security Agreement, a Lien pursuant to and as contemplated by Section
                  2.22 hereof and the Security Documents on additional Eligible Leases and Eligible Rental Contracts and Eligible Equipment and Eligible Installment Finance Contracts or other security acceptable to the Lenders, in their sole discretion, such that, after giving effect to the grant of such Lien, such percentage no longer exceeds an amount equal to 20% of the Borrowing Base."

         (s) The last sentence of Section 2.6(b) of the Loan Agreement is hereby amended by inserting after the words "Eligible Rental Contracts" the words "and Eligible Installment Finance Contracts"

         (t) Section 2.7 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  "SECTION 2.7      CONVERSION OF LOANS.

                           Subject to Sections 2.17 and 2.19 hereof, the
                  Borrower shall have the option to convert any Prime Rate Loan, into a Federal Funds Rate Loan or Libor Loan, any Federal Funds Rate Loan into a Prime Rate Loan or Libor Loan, or any Libor Loan into any Prime Rate Loan or Federal Funds Rate Loan; provided, however, that in the case of any conversion of such Loan, (a) the Borrower shall give to the Agent notice of each such conversion as provided in Section 2.2; and (b) no Loan may be converted if, on the proposed date of conversion, an Event of Default or Default has occurred and is continuing."

         (u) Section 2.8 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  "SECTION 2.8      USE OF PROCEEDS OF LOANS.

                           The proceeds of each Loan hereunder may be used by
                  the Borrower solely to finance or refinance (i) Eligible Equipment covered by Eligible Leases and Eligible Rental Contracts or (ii) Eligible Installment Finance Contracts referred to in the Borrowing Computation relating to such Loan, and for no other purpose whatsoever."

         (v) Subsections (i) and (ii) of Section 2.9(a) of the Loan Agreement are hereby amended and restated in their entirety as follows:

                  "(i) with respect to any Revolving Credit Loan, (x) during such periods that such Loan (or any portion thereof) is a Prime Rate Loan, the Prime Rate; (y) during such periods that such Loan (or any portion thereof) is a Libor Loan, Libor plus 1.75%; and (z) during such periods that such Loan (or any portion thereof) is a Federal Funds Rate Loan, the Federal Funds Rate plus 1.75%; and

                  (ii) with respect to any Term Loan, (x) during such periods that such Loan (or any portion thereof) is a Prime Rate Loan, the Prime Rate plus .50%; and (y) during such periods that such Loan (or any portion thereof) is a Libor Loan, Libor plus 2.50%; PROVIDED, HOWEVER, that any Term Loans outstanding on August 6, 1996 that are Libor Loans shall bear interest at the rate established and in effect with respect thereto as of such date; and (z) during such periods that such Loan (or any portion thereof) is a Federal Funds Rate Loan, the Federal Funds Rate plus 1.75%"

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         (w)      Section 2.9(d) of the Loan Agreement is hereby amended to read in its entirety as follows:

                  "(d) Subject to Section 2.7 hereof, the Borrower shall be permitted to convert any Loan, or any portion thereof, in an amount equal to or exceeding $500,000."

         (x) Section 2.13(a) of the Loan Agreement is hereby amended by adding a new subpart (iii) after subpart (ii) as follows:

                  "and (iii) each borrowing of a Federal Funds Rate Loan (other than a Conversion Term Loan) and each prepayment of a Federal Funds Rate Loan shall be in an amount at least equal to $500,000 or some greater integral multiple of $100,000."

         (y) Section 2.16(b) of the Loan Agreement is hereby amended by adding the words "or Federal Funds Rate Loan" after the words "Prime Rate Loans" therein.

         (z) Section 2.17 of the Loan Agreement is hereby amended by adding the words "or Federal Funds Rate Loan" after the words "Prime Rate Loans" therein.

         (aa) Section 2.18 of the Loan Agreement is hereby amended by adding the words "or Federal Funds Rate Loan" after the words "Prime Rate Loans" each time such phrase occurs therein.

         (ab) The fourth sentence of Section 2.21 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "Notwithstanding the foregoing, in the event the Agent shall have made an advance on behalf of a Lender without prior notice not to do so, the Borrower shall, on demand from the Agent, repay to the Agent that amount so made available with interest thereon, in respect of each day during the period commencing on and including the date such advance was made by the Agent until the date the Agent recovers such amount at a rate per annum equal to (i) with respect to any Revolving Credit Loan, (x) during such periods that such Loan (or any portion thereof) is a Prime Rate Loan, the Prime Rate; (y) during such periods that such Loan (or any portion thereof) is a Libor Loan, Libor plus 1.75%; and (z) during such periods that such Loan (or any portion thereof) is a Federal Funds Rate Loan, the Federal Funds Rate plus 1.75% or (ii) with respect to any Term Loan, (x) during such periods that such Loan (or any portion thereof) is a Prime Rate Loan, the Prime Rate plus .50%; and (y) during such periods that such Loan (or any portion thereof) is a Libor Loan, Libor plus 2.50%;"

         (ac) Section 2.22(a)(ii) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(ii) subject to the provisions of the Security Agreement, the Borrower shall hold, as collateral custodian for the Agent, all originally executed Leases included in the Collateral."

         (ad) Section 2.22(a) of the Loan Agreement by adding a new subsection "(v)" at the end thereof as follows:

                  "(v) if the Borrowing Base value attributable to Eligible Lease Receivables or Net Asset Value for any installment sale contract (x) is greater than $10,000, then the Borrower shall file appropriate UCC financing statements against the obligor of such installment

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                  sale contract or (y) is greater than $35,000, then the
                  Borrower shall name the Agent as assignee of such security interest."

         (ae) Section 4.2(f) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(f)  Reserved."

         (af) Section 6.9(a)(ii) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(ii) a Consolidated Tangible Net Worth of not less than the sum of (i) 85% of the Consolidated Tangible Net Worth as of December 31, 1997, and (ii) 50% of the aggregate amount of Consolidated Net Income of the Guarantor and its Subsidiaries, including the Borrower, for each of the fiscal quarters ending on or after March 31, 1998 but without deducting therefrom any amount of Consolidated Net Deficit for any of such fiscal quarters;"

         (ag) Section 6.9(a)(iii) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(iii)   an  allowance  for  bad  debt  of the  Guarantor  and
                  its Subsidiaries, including the Borrower, of at least 7% of Gross Lease Installments;"

         (ah) Section 6.12 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  "SECTION 6.12     BORROWING BASE.

                           Make such prepayments or pledge such additional
                  security, from time to time, as required by Section 2.6 hereof."

         (ai) Section 7.4 of the Loan Agreement is hereby amended by (A) inserting after the words "surviving entity, (ii)" the words "the total consideration paid by the Borrower (x) in connection with any single such transaction shall not exceed $10,000,000 and (y) in connection with all such transactions during any fiscal year shall not exceed $20,000,000 in the aggregate, (iii)", (B) deleting "(iii)" and inserting in lieu thereof "(iv)" and (C) deleting "(iv)" and inserting in lieu thereof "(v)".

         (aj) Section 7.7(b) of the Loan Agreement is hereby amended by inserting after the words "Eligible Equipment" the words "or Eligible Installment Finance Contracts"

         (ak) Exhibit H to the Loan Agreement is hereby deleted in its entirety and Exhibit B attached hereto is hereby substituted in lieu thereof.


2. CONDITIONS PRECEDENT. Prior to or simultaneously with the entry by the Borrower into this Amendment and as a condition precedent to the effectiveness of this Amendment:

         (a) DOCUMENTS. The Agent shall have received with sufficient original counterparts for each Lender (i) this Amendment duly executed by the Borrower and each Lender, (ii) the Confirmation of Guaranty annexed to this Amendment duly executed by the Guarantor, (iii) an amendment to the Security Agreement in form and substance satisfactory to the Agent and (iv) such UCC financing statements and related documents as the Agent shall require in connection therewith.

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         (b) CORPORATE ACTION. The Borrower shall have taken all corporate action required to be taken to authorize the execution, delivery and performance of this Amendment, the agreements, documents and instruments referred to herein and the transactions contemplated hereby and thereby.

         (c) CORPORATE DOCUMENTS AND CERTIFICATES. The Borrower and the Guarantor shall have delivered to the Agent, with sufficient original counterparts for each Lender, an officer's certificate, in form and substance satisfactory to the Agent, confirming the following:

                  (i) None of its organizational documents have been amended since the date(s) as of which copies of said organizational documents were certified to the Agent pursuant to the Fourth Amendment to Loan Agreement and Consent made as of July 31, 1998 except that the name of the Guarantor has been changed from Boyle Leasing Technologies, Inc. to Micro Financial, Inc.;

                  (ii) Specimen signature(s) of the person(s) authorized to execute this Amendment;

                  (iii) The execution, delivery and performance of this Amendment has been authorized by resolutions of the Board of Directors of the Borrower and the Guarantor, copies of which shall be attached to such officer's certificate; and

                  (iv) Each of the Borrower and the Guarantor remains in good standing in its respective jurisdiction of incorporation and in each jurisdiction in which it is qualified to do business.

         (d) BANK OF BOSTON FACILITY. The Bank of Boston Facility shall have been amended to reflect the amendments set forth herein (or shall be amended subject only to effectiveness of the amendments set forth herein) to the extent the provisions being amended pursuant to this Amendment are contained therein, and the Agent shall have received evidence satisfactory to it to such effect.

         (e) PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Amendment and all documents incident thereto, including, without limitation, the Certificate of Incorporation Amendments, shall be reasonably satisfactory in form and substance to the Agent, and the Agent and each Lender, upon request by such Lender, shall have received all information and such counterpart originals or certified or other of such documents as the Agent may reasonably request prior to the date hereof.

         (f)      COMPLIANCE.

                  (i) The Borrower and the Guarantor shall have complied and shall then be in compliance with all of the terms, covenants and conditions of the Loan Agreement as amended by this Amendment; and

                  (ii) The representations and warranties contained in Article 3 of the Loan Agreement shall be true and correct on the date hereof; and

                  (iii) No Default or Event of Default shall have occurred, and the Agent and each Lender shall have received a Compliance Certificate dated the date hereof certifying, INTER ALIA, that the conditions set forth in this Section 2 are satisfied on such date.

         (g) LEGAL MATTERS. All legal matters incident to the effectiveness of this Amendment shall be satisfactory to counsel to the Agent.

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         (h)      LETTERS OF WITHDRAWAL.

                  (i) The Agent shall have received a letter of withdrawal duly executed and delivered by Sanwa Business Credit Corporation ("Sanwa"), evidencing Sanwa's agreement to withdraw as a Lender under the Loan Agreement; provided that Sanwa shall remain as a Lender under the Loan Agreement only with respect to existing Libor Loans and only until the end of the current Interest Period for each such Loan.

                  (ii) The Agent shall have received a letter of withdrawal duly executed and delivered by State Street Bank and Trust Company ("State Street"), evidencing State Street's agreement to withdraw as a Lender under the Loan Agreement; provided that State Street shall remain as a Lender under the Loan Agreement only with respect to existing Libor Loans and only until the end of the current Interest Period for each such Loan.

                  (iii) The Agent shall have received a letter of withdrawal duly executed and delivered by PNC Bank, National Association ("PNC"), evidencing PNC's agreement to withdraw as a Lender under the Loan Agreement; provided that PNC shall remain as a Lender under the Loan Agreement only with respect to existing Libor Loans and only until the end of the current Interest Period for each such Loan.


3.       REAFFIRMATION OF SECURITY INTEREST.

The Borrower hereby reaffirms as of the date hereof each and every security interest and lien granted in favor of the Agent and the Lenders under the Loan Documents, and agrees and acknowledges that such security interests and liens shall continue from and after the date hereof, in each case after giving effect to the Loan Agreement as amended by this Amendment, and the obligations secured thereby and thereunder shall include Borrower's obligations under the Loan Agreement as amended by this Amendment. Each such reaffirmed security interest and lien remains and shall continue to remain in full force and effect and is hereby in all respects ratified and confirmed.


4.       REFERENCE TO AND EFFECT ON LOAN DOCUMENTS.

         (a) On and after the date hereof, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents, shall mean and be a reference to the Loan Agreement as amended hereby.

         (b) Except as specifically amended herein, the Loan Agreement shall remain in full force and effect in accordance with its terms.


5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICT OF LAWS.


6. FURTHER ASSURANCES. Each of the parties hereto hereby agrees to do such further acts and things and to execute, deliver and acknowledge such additional agreements, powers and instruments as any other party hereto may reasonably require to carry into effect the purposes of this Amendment.


7. COSTS AND EXPENSES. The Borrower hereby agrees to pay all reasonable costs and expenses of the Agent (including reasonable attorneys' fees and expenses) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

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8.       COUNTERPARTS; FACSIMILE SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties on different counterparts, but all such counterparts shall together constitute but one agreement. Execution and delivery of this Amendment by facsimile transmission shall constitute execution and delivery of this Amendment for all purposes, with the same force and effect as execution and delivery of an originally manually signed copy hereof.


9. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or be given any substantive effect.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURES TO FOLLOW]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of the date first above written.


                                      BORROWER:

                                      LEASECOMM CORPORATION


                                         By: /s/ Peter R. Bleyleben
                                             ----------------------------------
                                         Name: Peter R. Bleyleben
                                         Title:  Authorized Signatory


                                      LENDERS:

                                      FLEET BANK, NATIONAL ASSOCIATION
                                      Address:
                                      Fleet Bank, N.A.
                                      1185 Avenue of the Americas
                                      New York, New York  10036
                                      Attention:      Mr. Harris C. Mehos
                                                      Vice President
                                      Telecopier:     (212) 819-6212


                                          By: /s/  James Fox
                                              ----------------------------------
                                          Name:  James Fox
                                          Title:  Authorized Signatory

                                      FIRST UNION NATIONAL BANK
                                      (successor to CORESTATES BANK, N.A.)
                                      Address:
                                      1339 Chestnut Street
                                      Mailstop:  PA4827
                                      Philadelphia, Pennsylvania  19101-7618
                                      Attention:        Ms. Theresa Smith
                                                        Vice President
                                      Telecopier:       (215) 786-7704



                                          By: /s/ S. Scott Gates
                                             -----------------------------------
                                          Name:  S. Scott Gates
                                          Title:  Authorized Signatory


                                      AGENT:

                                     FLEET BANK, NATIONAL ASSOCIATION,
                                       as Agent


                                          By: /s/ James Fox
                                             -----------------------------------
                                          Name:  James fox
                                          Title:  Authorized Signatory

                            CONFIRMATION OF GUARANTY


                  The undersigned Guarantor of the Obligations under the Loan Documents hereby consents and agrees to the amendment on the date hereof, pursuant to the Fifth Amendment to Amended and Restated Loan Agreement (the "Fifth Amendment"), of the Amended and Restated Loan Agreement dated as of July 28, 1995, as amended by the First Amendment to Amended and Restated Loan Agreement made as of October 30, 1995, the Second Amendment to Amended and Restated Loan Agreement made as of August 6, 1996, the Third Amendment to Loan Agreement and Consent made as of August 11, 1997, and the Fourth Amendment to Amended and Restated Loan Agreement made as of July 31, 1998, acknowledges receipt of a copy of the Fifth Amendment and agrees that its guaranty of the payment and performance of the Obligations pursuant to the Guaranty dated as of July 29, 1993 remains in full force and effect and shall continue to apply to the Obligations, after giving effect to the Fifth Amendment. The undersigned hereby reaffirms as of the date hereof each and every representation and warranty made pursuant to the Guaranty, and confirms that each and every such representation and warranty is true and correct on and as of the date hereof as if made on and as of such date.



Dated: as of January 27, 1999



                                         MicroFinancial, Inc. (formerly known as
                                         Boyle Leasing Technologies, Inc.)


                                             By: /s/ Peter R. Bleyleben
                                                --------------------------------
                                             Name: Peter R. Bleyleben
                                             Title:  Authorized Signatory